UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 4, 2017

EnerSys
(Exact name of registrant as specified in its charter)

Commission File Number: 1-32253

Delaware	23-3058564
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
2366 Bernville Road, Reading, Pennsylvania 19605
(Address of principal executive offices, including zip code)
(610) 208-1991
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement

On August 4, 2017, EnerSys entered into a new credit agreement with a syndicate of bank lenders, including Bank of America, N.A. (“BofA”), as Administrative Agent, Swing Line Lender and Letters of Credit Issuer (the “Credit Agreement”). The new credit agreement is comprised of a $600 million senior secured revolving credit facility (the “Revolving Credit Facility”) and a $150 million senior secured term loan credit facility (the “Term Loan Facility”, and together with the Revolving Credit Facility, the “Credit Facilities”). The Credit Agreement permits, subject to the satisfaction of certain conditions, incremental revolving and term facilities up to an aggregate amount of
$325 million plus the amount of certain voluntary prepayments plus additional amounts (if any) subject to achievement of a certain consolidated secured net leverage ratio. The Credit Agreement refinanced EnerSys’ existing credit agreement dated March 29, 2011 (and as amended from time to time), by and among EnerSys, various lending institutions, and BofA, as Administrative Agent.

Loans under each Credit Facility bear interest, at EnerSys’ option, at a rate per annum equal to either (i) the London Interbank Offering Rate (“LIBOR”) plus between 1.25% and 2.00%, based on EnerSys’ consolidated total net leverage ratio or (ii) the Base Rate (which is the highest of (a) the BofA prime rate, (b) the Federal Funds Effective Rate plus 0.5% and (c) LIBOR for an interest period of one month plus 1.0%) plus between 0.25% and 1.00%, based on EnerSys’ consolidated total net leverage ratio. A commitment fee based on EnerSys’ consolidated total net leverage ratio is payable on the unused portion of the Revolving Credit Facility quarterly, in arrears, and on the date of termination or expiration of the revolving commitments.

On the closing date, EnerSys borrowed $150 million under the Term Loan Facility and $214 million under the Revolving Credit Facility. The proceeds of the borrowing were used to repay all outstanding amounts under EnerSys’ existing credit agreement.

EnerSys’ obligations under the Credit Facilities are guaranteed on a senior secured basis by all of its material wholly-owned domestic subsidiaries. The obligations under the Credit Facilities are also secured by a first priority lien on substantially all of the assets of EnerSys and its material wholly-owned domestic subsidiaries, including 100% of the stock of material wholly-owned domestic subsidiaries and 65% of the stock of certain first tier foreign subsidiaries.

The Credit Agreement includes financial covenants that require EnerSys to maintain a maximum consolidated total net leverage ratio and a minimum interest coverage ratio. The Credit Agreement also includes customary negative covenants that, among other things, place limits on the ability of EnerSys and its subsidiaries to incur debt, grant liens, dispose of assets, carry out mergers and acquisitions, make investments and pay dividends or make other distributions to stockholders.

A copy of the new Credit Agreement is attached as Exhibit 10.1 hereto, and is incorporated herein by reference. The description of the Credit Facilities is a summary only and investors should refer to the Credit Agreement for full terms.

Item 1.02. Termination of a Material Definitive Agreement

The disclosure required by this Item 1.02 is included in Item 1.01 and is incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition

On August 9, 2017, EnerSys issued an earnings press release discussing its financial results for the first quarter of fiscal 2018. The press release, attached as Exhibit 99.1 hereto and incorporated herein by reference, is being furnished to the SEC and shall not be deemed to be "filed" for any purpose.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure required by this Item 2.03 is included in Item 1.01 and is incorporated herein by reference.

Item 7.01.    Regulation FD Disclosure

EnerSys will be making several presentations, whereby it will disclose certain sales, market and other information. EnerSys is furnishing, as Exhibit 99.2 hereto and incorporated herein by reference, such information to the SEC, and such information shall not be deemed to be “filed” for any purpose.

Item 8.01.    Other Events

On August 9, 2017, EnerSys issued a press release announcing that its Board of Directors had declared a quarterly cash dividend of $0.175 per share, payable on September 29, 2017 to stockholders of record as of September 15, 2017. The press release, attached hereto as Exhibit 99.3, is incorporated herein by reference.

On August 9, 2017, EnerSys’ also issued a press release announcing the establishment of a new $100 million stock repurchase authorization with no expiration date. The press release, attached hereto as Exhibit 99.4, is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

10.1
Credit Agreement, dated as of August 4, 2017, among EnerSys, certain other borrowers and guarantors identified therein, Bank of America, N.A., as administrative agent, swing line lender and Letters of Credit issuer, and other lenders party thereto (incorporated herein by reference to Exhibit 10.4 of EnerSys’ Quarterly Report on Form 10-Q for the quarter ended July 2, 2017 (File No. 001-32253) filed with the SEC on August 9, 2017).

99.1	Press Release, dated August 9, 2017, of EnerSys regarding the financial results for the first quarter of fiscal 2018.

99.2	Information in presentations by EnerSys.

99.3	Press Release, dated August 9, 2017, of EnerSys regarding stock repurchase authorization and a quarterly cash dividend.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EnerSys

Date: August 9, 2017	By:	/s/ Michael J. Schmidtlein
Michael J. Schmidtlein
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-10.1
Credit Agreement, dated as of August 4, 2017, among EnerSys, certain other borrowers and guarantors identified therein, Bank of America, N.A., as administrative agent, swing line lender and Letters of Credit issuer, and other lenders party thereto (incorporated herein by reference to Exhibit 10.4 of EnerSys’ Quarterly Report on Form 10-Q for the quarter ended July 2, 2017 (File No. 001-32253) filed with the SEC on August 9, 2017).

EX-99.1	Press Release, dated August 9, 2017, of EnerSys regarding the financial results for the first quarter of fiscal 2018.
EX-99.2	Information in presentations by EnerSys
EX-99.3	Press Release, dated August 9, 2017, of EnerSys regarding stock repurchase authorization and a quarterly cash dividend.